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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 5, 1999, included in Learning Tree International, Inc.'s Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Los Angeles, California
October 6, 2000